Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of MP TMA LLC, MP TMA (Cayman) LLC, MatlinPatterson Global Opportunities Partners III L.P., MatlinPatterson Global Opportunities Partners (Cayman) III L.P., MatlinPatterson Global Partners III LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Asset Management LLC, MatlinPatterson LLC, David J. Matlin and Mark R. Patterson, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Thornburg Mortgage, Inc., a Maryland corporation, and that this Agreement be included as an Exhibit to such joint filing.  This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 9th day of April 2008.

Signatures:	MP TMA LLC By: /s/ Robert A. Weiss Name: Robert A. Weiss Title:
MP TMA (CAYMAN) LLC By: /s/ Robert A. Weiss Name: Robert A. Weiss Title:

MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS III L.P.

By:  MATLINPATTERSON GLOBAL ADVISERS LLC, its Investment Adviser

By:

/s/ Lawrence M. Teitelbaum

Name:  Lawrence M. Teitelbaum

Title:  Chief Financial Officer

MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS (CAYMAN) III L.P.

By:  MATLINPATTERSON GLOBAL ADVISERS LLC, its Investment Adviser

By:

/s/ Lawrence M. Teitelbaum

Name:  Lawrence M. Teitelbaum

Title:  Chief Financial Officer

MATLINPATTERSON GLOBAL PARTNERS III LLC By: /s/ Lawrence M. Teitelbaum Name: Lawrence M. Teitelbaum Title: Chief Financial Officer

MATLINPATTERSON GLOBAL ADVISERS LLC By: /s/ David J. Matlin Name: David J. Matlin Title: Chief Executive Officer

MATLINPATTERSON ASSET MANAGEMENT LLC By: MATLINPATTERSON LLC, its Manager By: /s/ David J. Matlin Name: David J. Matlin Title: Member

MATLINPATTERSON LLC By: /s/ David J. Matlin Name: David J. Matlin Title: Member

DAVID J. MATLIN By: /s/ David J. Matlin Name: David J. Matlin

MARK R. PATTERSON By: /s/ Mark R. Patterson Name: Mark R. Patterson